UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐           Preliminary Information Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☑           Definitive Information Statement

PLACER DEL MAR, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

PLACER DEL MAR, LTD.
4045 Sheridan Ave., Suite 433
Miami Beach, FL 33140

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT
OF STOCKHOLDERS IN LIEU OF A MEETING

To the Stockholders of Placer Del Mar, Ltd.:

Notice is hereby given that stockholders holding a majority of our outstanding common stock, pursuant to a written consent, dated May 31, 2014, have authorized and approved the following:

1.
Amended and Restated Articles of Incorporation which, among other things, (i) change our corporate name to Urban Hydroponics, Inc.; (ii) increase our authorized capitalization from 50,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share, to 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share; and (iii) limit the liability of our officers and directors to us, our stockholders and creditors to the fullest extent permitted by Nevada law; and

2.	Adoption of an Amendment to our 2012 Equity Incentive Plan.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  Our Board of Directors has unanimously approved the above actions.

The Amended and Restated Articles of Incorporation will not be effective until filed with the Secretary of State of the State of Nevada.  We intend to file Amended and Restated Articles of Incorporation twenty (20) calendar days after the accompanying Information Statement is first mailed to our stockholders, or, if later, the date on which we receive approval of such actions from FINRA.

No action is required by you.  The accompanying Information Statement is furnished to you only to inform you of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being mailed to you on or about June 11, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.  THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ACTIONS DESCRIBED HEREIN BY WRITTEN CONSENT IN LIEU OF A MEETING.  SUCH WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER NEVADA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

Dated: June 10, 2014	By Order of the Board of Directors,

/s/ Frank Terzo
Frank Terzo, President and Chief Executive Officer

PLACER DEL MAR, LTD.
4045 Sheridan Ave., Suite 433
Miami Beach, FL 33140

INFORMATION STATEMENT

June 10, 2014

This Information Statement is being furnished to stockholders of Placer Del Mar, Ltd., a Nevada corporation (“we” or “our”), to advise them of corporate actions approved without a meeting by less than unanimous written consent of stockholders.  These actions are (1) the adoption of our Amended and Restated Articles of Incorporation (the “Charter Amendment”) to, among other things, (a) change our corporate name to Urban Hydroponics, Inc.; (b) increase our authorized capital stock from 50,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share, to 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share; and (c) limit the liability of our officers and directors to us, our stockholders and creditors to the fullest extent permitted by Nevada law; and (2) the adoption of an amendment to our 2012 Equity Incentive Plan (the “2012 Plan Amendment”).  The Charter Amendment and the 2012 Plan Amendment require the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon.  There are no dissenters’ rights applicable to the Charter Amendment or the 2012 Plan Amendment.

A copy of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A.  A copy of the 2012 Equity Incentive Plan, as revised by the 2012 Plan Amendment, is attached to this Information Statement as Appendix B.

We are sending this Information Statement to our stockholders as of the close of business on June 9, 2014. As of such date, there were outstanding 1,720,000 shares of our common stock.  The holders of our outstanding shares of common stock are entitled to one vote per share of common stock registered in their names on our books at the close of business on such date.

Our Board of Directors, by written consent on May 28, 2014, has approved, and stockholders holding 1,100,000 shares (approximately 64.0%) of our outstanding common stock on May 31, 2014, have consented in writing to the Charter Amendment and the 2012 Plan Amendment.  Accordingly, all corporate actions necessary to authorize the Charter Amendment and the 2012 Plan Amendment have been taken.  Under Section 78.320 of the Nevada Revised Statutes (“NRS”), any action required or permitted by the NRS to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting.  Prompt notice of the approval of the Charter Amendment and the 2012 Plan Amendment must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

In accordance with the regulations under the Securities Exchange Act of 1934, as amended, the Charter Amendment will not become effective until at least twenty (20) days after we have mailed this Information Statement to our stockholders.  Promptly following the expiration of this 20-day period and our receipt of approval of such actions from FINRA, we intend to file the Charter Amendment with the Nevada Secretary of State; the Charter Amendment will become effective upon its filing with the Nevada Secretary of State.  The 2012 Plan Amendment became effective upon its approval by our Board of Directors.

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our executive offices are located at 4045 Sheridan Ave., Suite 433, Miami Beach, FL 33140.

This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about June 11, 2014.  Each holder of record of shares of our common stock at the close of business on June 9, 2014 is entitled to receive a copy of this Information Statement.

FREQUENTLY ASKED QUESTIONS

The following questions and answers are intended to respond to frequently asked questions concerning the actions approved by our Board of Directors and a majority of the stockholders entitled to vote.  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:           WHY AREN’T WE HOLDING A MEETING OF STOCKHOLDERS?

A:           Our Board of Directors has already approved the Amended and Restated Articles of Incorporation and the 2012 Plan Amendment and has received the written consent of a majority of the voting interests entitled to vote on such actions.  Under the Nevada Revised Statutes these actions may be approved by the written consent of a majority of the voting interests entitled to vote on such matters.  Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:           CAN I REQUIRE YOU TO PURCHASE MY STOCK?

A:           No.  Under the Nevada Revised Statutes, you are not entitled to appraisal and purchase of your stock as a result of the Charter Amendment or the 2012 Plan Amendment.

Q:           WHO WILL PAY THE COSTS OF THE CHARTER AMENDMENT AND THE 2012 PLAN AMENDMENT?

A:           We will pay all of the costs of the Charter Amendment and the 2012 Plan Amendment, including distributing this Information Statement.  To the extent applicable, we may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock.  We are not soliciting any proxies and will not contract for other services in connection with the stockholder action approving the Charter Amendment and the 2012 Plan Amendment.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors and stockholders holding a majority of our outstanding common stock (the “Majority Stockholders”) have approved the Amended and Restated Articles of Incorporation to, among other things, change our corporate name, increase our authorized common stock, create blank check preferred stock and limit the liability of our officers and directors to us, our stockholders and creditors to the fullest extent permitted by Nevada law.

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our stockholders and approval from FINRA, the Charter Amendment effectuating the above-described amendments with the Nevada Secretary of State.  The Charter Amendment will become effective on the date it is accepted for filing with the Nevada Secretary of State.  It is presently contemplated that such filing will be made on or after July 1, 2014.

Name Change.  We are engaged in discussions with Urban Cultivator Inc., a British Colombia corporation (“UC”), BC Northern Lights Enterprises Ltd., a British Colombia corporation (“BCNL”), and W3 Metal Inc., a British Colombia corporation (“W3,” and together with UC and BCNL, “Borrowers”), regarding a possible business combination involving these three companies.  At this stage, no definitive terms have been agreed to and none of the parties is bound to proceed with any transaction.  We will change our name to “Urban Hydroponics, Inc.” to facilitate the proposed transaction.  If the parties determine not to proceed with the business combination, we will change our name back to Placer Del Mar, Ltd. or adopt another name.

Increase in Authorized Capital Stock.  Our Articles of Incorporation authorize us to issue 50,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, par value $0.001 per share.  Our Board of Directors and the Majority Stockholders have approved the Charter Amendment to increase our authorized capitalization to 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

Holders of shares of our outstanding common stock are entitled to receive dividends out of assets or funds legally available for the payment of dividends at such times and in such amounts as our Board of Directors may from time to time determine.  Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders.  There is no cumulative voting of the election of directors then standing for election.  Our common stock is not entitled to pre-emptive rights and is not subject to conversion or redemption.  Upon liquidation, dissolution or winding up of our company, the assets legally available for distribution to stockholders are distributable ratably among the holders of our common stock after payment of liquidation preferences, if any, on any outstanding payment of other claims of creditors.

Upon the Charter Amendment becoming effective, shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board of Directors prior to the issuance of any shares thereof.  Preferred stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

Our Board of Directors believes that the increase in authorized common stock is desirable in order to provide us with a greater degree of flexibility to issue shares of common stock, without the expense and delay of a special stockholders’ meeting, in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.

We do not have any current plans, proposals or arrangements, written or otherwise, to create or issue any shares of preferred stock using the “blank check” authority that would be afforded our Board of Directors by the Charter Amendment.  However, our Board believes that the authorization of this authority would be beneficial because it would provide us with increased flexibility in pursuit of equity financing.  Authorizing “blank check” preferred stock permits us to issue preferred stock for purposes which may be identified in the future, including (i) to raise additional capital or (ii) to engage in a range of investment and strategic opportunities through equity financings.  The Charter Amendment would permit our Board of Directors to undertake the foregoing actions on an expedited basis, without the delay and expense ordinarily attendant on obtaining further shareholder approvals.  In addition, our Board of Directors believes that the authorization of “blank check” preferred stock improves our ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.  “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital.  In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies.  Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock.  We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital.

The increase in authorized capital will not have any immediate effect on the rights of our existing stockholders.  However, our Board of Directors will have the authority to issue authorized common stock or preferred stock at such times, for such purposes and for such consideration as the Board may determine to be appropriate without requiring future stockholder approval of such issuances, except as may be required by applicable law or stock exchange regulations.  To the extent that additional authorized common shares are issued in the future, they will decrease our existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.  The holders of our common stock have no preemptive rights.

The increase in authorized capital with respect to the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by our stockholders.  Shares of authorized and unissued common stock could be issued (within the limits imposed by applicable law) in one or more transactions.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

While the amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages.  To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire us to negotiate directly with our Board of Directors enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests.

The issuance of preferred stock could affect the relative rights of the holders of our common stock.  Depending on the exact powers, preferences and rights, if any, of the preferred stock as determined by our Board of Directors at the time of issuance, the voting power and economic interest of the holders of our common stock may be diluted.  For example, the holders of preferred stock may be entitled to (i) certain preferences over the holders of our common stock with respect to dividends or the power to approve the declaration of a dividend, (ii) in the event of liquidation of our company, receive a certain amount per share of their preferred stock before the holders of our common stock receive any distribution, (iii) rights to convert their preferred stock into common stock, and (iv) voting rights which would tend to dilute the voting rights of the holders of our common stock.  The aforementioned are only examples of how shares of our preferred stock, if issued, could result in:

●	Reduction of the amount of funds otherwise available for payment of dividends on our common stock;

●	Restrictions on dividends on our common stock;

●	Dilution of the voting power of our common stock; and

●	Restrictions on the rights of holders of our common stock to share in our assets upon liquidation until satisfaction of any liquidation preference granted to the holders of our preferred stock.

Indemnification of Directors and Officers.  Our Articles of Incorporation entitle our directors and officers to indemnification to the fullest extent permitted by the laws of the State of Nevada.  The Charter Amendment protects our directors and officers against personal liability to us, our stockholders and our creditors to the fullest extent permitted by the Nevada law.  This exclusion of liability does not limit any right which a director or officer may have to be indemnified and does not affect any director’s or officer’s liability under federal or applicable state securities laws.  Our Board of Directors believes the Charter Amendment will better enable us to engage and retain qualified officers and directors.

Possible Anti-Takeover Effects of the Proposed Amendments

Our Board of Directors acknowledges that the issuance of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of us through a corporation transaction, tender offer or a proxy fight or otherwise seeking to bring about the removal of our incumbent management.  Because the authorization of “blank check” preferred stock could be used by our Board of Directors for the adoption of a shareholder rights plan or “poison pill,” the preferred stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of common stock.  While the Charter Amendment may have anti-takeover ramifications, our Board believes that the reasons for such the Charter Amendment set forth above outweigh any disadvantages.  To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests.  The Charter Amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

2012 EQUITY INCENTIVE PLAN

Our Board of Directors and our Majority Stockholders have approved the 2012 Equity Incentive Plan (sometimes referred to herein as the “Plan”).  The 2012 Equity Incentive Plan became effective upon its adoption by our Board of Directors by written consent on April 27, 2012.

On May 28, 2014, our Board of Directors, and on May 31, 2014, our Majority Stockholders approved the 2012 Plan Amendment.  Pursuant to the 2012 Plan Amendment, the number of shares of our common stock reserved for issuance under the Plan has been reduced to 380,000 from 7,000,000 shares.  This reduction was adopted in view of our planned 20 for 1 forward stock split in the form of a dividend, which, taking into account the automatic adjustment provisions for stock dividends set forth in Section 14(a)(iii) of the Plan, will result in 7,600,000 shares of our common stock being available for grant under the Plan following effectiveness of the proposed forward stock split.

The following is a description of the material provision of the 2012 Equity Incentive Plan, as revised by the 2012 Plan Amendment.  The summary that follows is not intended to be complete.  Please see the copy of the 2012 Equity Incentive Plan, as revised by the 2012 Plan Amendment, attached hereto as Appendix B for a complete statement of its terms and conditions.

The purpose of the 2012 Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility; to provide incentives to individuals who perform services for us; and to promote the success of our business.

The 2012 Equity Incentive Plan, as amended by the 2012 Plan Amendment, reserves a total of 380,000 shares (7,600,000 shares on a post-20 for 1 forward stock split basis) of our common stock for issuance under the Plan.  If an incentive award granted under the Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the Plan.

The number of shares of our common stock subject to the Plan, any number of shares subject to any numerical limit in the Plan, and the number of shares and terms of any incentive award will be adjusted in the event of any change in our outstanding common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

Administration

If formed, the compensation committee of our Board of Directors will administer the 2012 Equity Incentive Plan.  In the event the compensation committee is not formed by our Board of Directors, our entire Board of Directors will serve the role of the committee.  The administrative body will be hereinafter referred to as the “Administrator.”  Subject to the terms of the 2012 Equity Incentive Plan, the Administrator will have complete authority and discretion to determine the terms of awards under the Plan.

Awards

The 2012 Equity Incentive Plan authorizes the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, restricted stock or restricted stock units.

Stock Options.  Stock options entitle the participant, upon exercise, to purchase a specified number of shares of our common stock at a specified price and for a specified period of time.  The exercise price for each stock option shall be determined by the Administrator but shall not be less than 100% of the fair market value of our common stock on the date of grant.  The “fair market value” means the value of the common stock as the Administrator may determine in good faith, by reference to the closing price of such stock on any established stock exchange or national market system on which our common stock is listed on the day of determination, or if our common stock is not so listed, the value of such stock as may be determined by the Administrator in good faith.

Any stock options granted in the form of an incentive stock option will be intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.  Only options granted to employees qualify for incentive stock option treatment.

Each stock option shall expire at such time as the Administrator shall determine at the time of grant.  No stock option shall be exercisable later than the tenth anniversary of its grant.  A stock option may be exercised in whole or in installments.  A stock option may not be exercisable for a fraction of a share.  Shares of our common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise in cash or such other consideration determined by the Administrator.

Stock Appreciation Rights.  A stock appreciation right (“SAR”) is the right to receive a payment equal to the excess of the fair market value of a specified number of shares of common stock on the date the SAR is exercised over the exercise price of the SAR.  The exercise price for each SAR shall not be less than 100% of the fair market value of our common stock on the date of grant, and the term shall be no more than ten years from the date of grant.  At the discretion of the Administrator, the payment upon an SAR exercise may be in cash, in shares equivalent thereof, or in some combination thereof.

Upon exercise of an SAR, the participant shall be entitled to receive payment from us in an amount determined by multiplying the excess of the fair market value of a share of our common stock on the date of exercise over the exercise price of the SAR by the number of shares with respect to which the SAR is exercised.  The payment may be made in cash or stock, at the discretion of the Administrator.

Restricted Stock and Restricted Stock Units.  Restricted stock and restricted stock units may be awarded or sold to participants under such terms and conditions as shall be established by the Administrator.  Restricted stock and restricted stock units shall be subject to such restrictions as the Administrator determines, including a prohibition against sale, assignment, transfer, pledge or hypothecation, and a requirement that the participant forfeit such shares or units in the event of termination of employment.  A restricted stock unit provides a participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Administrator.

Performance Stock.  The Administrator shall designate the participants to whom long-term performance stock are to be awarded and determine the number of shares, the length of the performance period and the other vesting terms and conditions of each such award; provided the stated performance period will not be less than twelve (12) months.  Each award of performance stock shall entitle the participant to a payment in the form of shares of our common stock upon the attainment of performance goals and other vesting terms and conditions specified by the Administrator.  The Administrator may, in its discretion, make a cash payment equal to the fair market value of shares of common stock otherwise required to be issued to a participant pursuant to a Performance Stock Award.

All awards are discussed in more detail in the 2012 Equity Incentive Plan.  All awards made under the Plan may be subject to vesting and other contingencies as determined by the Administrator and will be evidenced by agreements approved by the Administrator which set forth the terms and conditions of each award.

Duration, Amendment and Termination

Unless sooner terminated by the Administrator, the 2012 Equity Incentive Plan will terminate on April 27, 2022.  Our Board of Directors will have the power to amend, alter, suspend or terminate the Plan at any time or from time to time without stockholder approval or ratification, unless necessary and desirable to comply with applicable law.  No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to the Plan or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year.  However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant’s consent must be obtained.

Executive Compensation

Our sole executive officer until November 30, 2013, Humberto Bravo, received no compensation during our last two completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Humberto Bravo	2013	0	0	0	0	0	0	0	0
Former President, CEO, CFO and Director	2012	0	0	0	0	0	0	0	0

There were no employment agreements between us and our former sole executive officer, Humberto Bravo.

On February 27, 2014, Mr. Frank Terzo was appointed as our President, Treasurer and Secretary by our Board of Directors. On May 15, 2014, we entered into a consulting agreement with Mr. Terzo and his consulting company, Accelerated Growth Ventures, Inc., a Florida corporation (“AGVI”), pursuant to which we have agreed to pay AGVI a monthly consulting fee of $6,500 for a period of 12 months, effective as of March 2014.  If this agreement with Mr. Terzo and AGVI is terminated prior to the end of the 12 month term, AGVI will be entitled to receive in full all unpaid compensation through the end of the 12 month term.

Outstanding Equity Awards at Fiscal Year Ended

We had no equity awards outstanding as of June 30, 2013.

Director Compensation

Our Board of Directors currently is comprised of one member, Mr. Frank Terzo.  Mr. Terzo was elected to our Board of Directors effective as of February 27, 2014.  Humberto Bravo and Mario Laguna resigned as members of our Board of Directors on November 30, 2013.  We did not pay our directors any compensation for services on the Board of Directors for our last completed fiscal year.

Director Compensation

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Humberto Bravo	0	0	0	0	0	0	0
Former President, CEO, CFO and Director

Mario Laguna	0	0	0	0	0	0	0
Former Director

We have no plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Other than the agreement with Mr. Terzo and AGVI as described above, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to any executive officer at, following, or in connection with the resignation, retirement or other termination of such officer, or a change in control of our company or a change in the such officer’s responsibilities following a change in control.

We currently have no compensation committee or compensation committee charter.

No Dissenters’ Rights

Under the Nevada Revised Statutes, our Articles of Incorporation and our Bylaws, holders of our voting securities are not entitled to dissenters’ rights with respect to the Charter Amendment or the 2012 Plan Amendment.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of June 10, 2014 with respect to the beneficial ownership of shares of our common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director and executive officer, and (iii) all executive officers and directors as a group.  The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on such date and all shares of our common stock issuable to such holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by such person at said date which are exercisable within 60 days of June 10, 2014.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Humberto Bravo	common stock, par value $0.001 per share	1,100,000 shares – Direct	64.0%
302 Washington Street #351
San Diego, CA 92103

Frank Terzo	common stock, par value $0.001 per share	0 shares	0.0%
4045 Sheridan Ave., Suite 433
Miami Beach, FL 33140302

All executive officers and directors as a group (2 persons)	common stock, par value $0.001 per share	1,100,000 shares	64.0%

(1)	Based upon 1,720,000 shares issued and outstanding on June 10, 2014.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports.  This means that only one copy of this Information Statement may have been sent to multiple stockholders residing at the same household.  If you would like to obtain an additional copy of this Information Statement, please contact us at Placer Del Mar, Ltd., 4045 Sheridan Avenue, Suite 433, Miami Beach, FL 33140, Attn: Chief Executive Officer.  If you want to receive separate copies of our information  statements, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Where You Can Find More Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  For further information about us, you may refer to the following reports filed with the SEC, which are incorporated herein by reference:

●	our Annual Report on Form 10-K for the year ended June 30, 2013; and

●	our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2013, December 31, 2013 and March 31, 2014.

Copies of these reports and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Washington, DC 20549.  Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

Dated: June 10, 2014	By Order of the Board of Directors,

/s/ Frank Terzo
Frank Terzo, President and Chief Executive Officer

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF
PLACER DEL MAR, LTD.

ARTICLE I
CORPORATE NAME

On the effective date hereof, the name of the corporation (which is hereinafter referred to as the “Corporation”) shall be Urban Hydroponics, Inc.

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is 1645 Village Center Circle, Ste. 170, Las Vegas, NV 89134. The name of its registered agent at such address is Vcorp Services, LLC.

ARTICLE III
CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV
CAPITAL STOCK

4.1           Number of Authorized Shares; Par Value.  The aggregate number of shares which the Corporation shall have authority to issue is three hundred ten million (310,000,000) shares, of which three hundred million (300,000,000) shares shall be designated as common stock, par value $0.001 per share, and of which ten million (10,000,000) shall be designated as preferred stock, par value $0.001 per share.

4.2           Preferred Stock.  The preferred stock may be issued at any time or from time to time, in any one or more series, and any such series shall be comprised of such number of shares and may have such voting powers, whole or limited, or no voting powers, and such designations, preferences and relative, participating, options or other special rights and qualifications, limitations or restrictions thereof, including liquidation preferences, as shall be stated and expressed in the resolution or resolutions of the board of directors of the Corporation, with the board of directors being hereby expressly vested with such power and authority to the full extent now or hereafter permitted by law.

4.3           No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ARTICLE V
DIRECTORS

5.1           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall consist of at least one director.  Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the Bylaws of the Corporation.

5.2           Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

5.3           The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Nevada Revised Statutes, these Articles of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

ARTICLE VI
DIRECTOR AND OFFICER LIABILITY

6.1           Directors and officers of the Corporation shall not be individually liable to the Corporation, its stockholders or its creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or refusal to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article VI shall also be deemed amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

6.2           Neither the amendment nor repeal of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI shall eliminate or reduce the effect of such provisions, in respect of any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision or in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision, regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE VII
INDEMNIFICATION

7.1           Power to Indemnify. The Corporation shall have the power to indemnify to the fullest extent permitted, from time to time, by applicable law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, member, manager, partner, trustee, fiduciary, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement in connection with such action, suit or proceeding. The Corporation shall have the power to enter into agreements providing any such indemnity.

7.2           Expenses. The Corporation shall have the power to advance to a director, officer, employee or agent of the Corporation expenses incurred in connection with defending any action, suit or proceeding referred to above or in the Bylaws at any time before the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII or as provided in the Bylaws. The Corporation shall have the power to enter into agreements providing for such advancement of expenses.

7.3           Non-exclusivity. The indemnification and other rights provided for in this Article VII shall not be exclusive of any provision with respect to indemnification or the payment of expenses in the Bylaws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation or any other person.

7.4           Future Changes. Neither the amendment nor repeal of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of such provisions in respect of any act or omission or any matter occurring prior to such amendment, repeal or adoption of an inconsistent provision regardless of when any cause of action, suit or claim relating to any such matter accrued or matured or was commenced, and such provision shall continue to have effect in respect of such act, omission or matter as if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE VIII
EFFECTIVE DATE

These Articles of Incorporation shall be effective upon filing.

ARTICLE IX
AMENDMENT OR REPEAL

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute and by these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

*  *  *  *  *

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by its President on this ____ day of __________, 2014.

PLACER DEL MAR, LTD.

By:	/s/ Frank Terzo
Name:	Frank Terzo
Title:	President

APPENDIX B

URBAN HYDROPONICS, INC.

2012 EQUITY INCENTIVE PLAN

1. PURPOSE.  The Urban Hydroponics, Inc. 2012 Equity Incentive Plan has two complementary purposes:  (a) to attract and retain outstanding individuals to serve as officers, employees, directors, consultants and advisors to the Company and its Affiliates, and (b) to increase stockholder value.  The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Common Stock or receive monetary payments based on the value of such Common Stock, on the potentially favorable terms that this Plan provides.

2.           EFFECTIVE DATE.  The Plan shall become effective and Awards may be granted on and after April 27, 2012 (the “Effective Date”), subject to approval by the stockholders of the Company within twelve (12) months of the Effective Date.  Any Awards granted under the Plan prior to such stockholder approval shall be conditioned on such approval.

3.           DEFINITIONS.  Capitalized terms used in this Plan have the following meanings:

(a)           “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least fifty percent (50%)” shall be used in place of “at least eighty percent (80%)” each place it appears therein.

(b)           “Award” means a grant of Options (as defined below), Stock Appreciation Rights (as defined in Section 3(w) hereof), Performance Shares (as defined in Section 3(p) hereof), Restricted Stock (as defined in Section 3(s) hereof), or Restricted Stock Units (as defined in Section 3(t) hereof).

(c)           “Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Participant, or (ii) the Participant being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Participant’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Participant being subject to a transfer of its Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied, including, but not limited to, the signing of documents by all parties and approval by all regulatory agencies, if required:

(i)           The stockholders approve a plan of complete liquidation or dissolution of the Company; or

(ii)           The consummation of (A) an agreement for the sale or disposition of all or substantially all of the Company’s assets (other than to an Excluded Person (as defined below)), or (B) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the holders of voting securities of the Company outstanding immediately prior thereto continuing to hold (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such other surviving entity) outstanding immediately after such merger, consolidation or reorganization.

An Excluded Person means: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if the definition of “Change of Control” results in the payment of such Award, then such definition shall be amended to the minimum extent necessary, if at all, so that the definition satisfies the requirements of a change of control under Code Section 409A.

(f)           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(g)           “Committee” means the Compensation Committee of the Board (or a successor committee with similar authority) or if no such committee is named by the Board, then it shall mean the Board.

(h)           “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(i)           “Company” means Placer Del Mar, Ltd., a Nevada corporation, or any successor thereto.

(j)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision thereto.

(k)           “Fair Market Value” means, per Share on a particular date, the value as determined by the Committee using a reasonable valuation method within the meaning of Code Section 409A, based on all information in the Company’s possession at such time, or if applicable, the value as determined by an independent appraiser selected by the Board or Committee.

(l)           “Issued Shares” means, collectively, all outstanding Shares issued pursuant to an Award and all Option Shares.

(m)           “Option” means the right to purchase Shares at a stated price upon and during a specified time.  “Options” may either be “incentive stock options” which meet the requirements of Code Section 422, or “nonqualified stock options” which do not meet the requirements of Code Section 422.

(n)           “Option Shares” means outstanding Shares that were issued to a Participant upon the exercise of an Option.

(o)           “Participant” means an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, including a non-employee director of the Board, whom the Committee designates to receive an Award.

(p)           “Performance Shares” means the right to receive Shares to the extent the Company, Subsidiary, Affiliate or other business unit and/or Participant achieves certain goals that the Committee establishes over a period of time the Committee designates.

(q)           “Permitted Transferee” means, in connection with a transfer made for bona fide estate planning purposes, either during a Participant’s lifetime or on death by will or intestacy, to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Participant (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any other relative approved unanimously by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Participant or any such family members.

(r)           “Plan” means this Urban Hydroponics, Inc. 2012 Equity Incentive Plan, as amended from time to time.

(s)           “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer (including but not limited to stock grants with the recipient having the right to make an election under Section 83(b) of the Code), which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(t)           “Restricted Stock Unit” means the right to receive a Share, or a cash payment, the amount of which is equal to the Fair Market Value of a Share, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(u)           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(v)           “Share” means a share of Common Stock.

(w)           “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

(x)            “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(y)           “10% Owner-Employee” means an employee who, at the time an incentive stock option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary.

4.ADMINISTRATION.

(a)           Committee Administration.  The Committee has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan.  All actions or determinations of the Committee are made in its sole discretion and will be final and binding on any person with an interest therein.  If at any time the Committee is not in existence, the Board shall administer the Plan and references to the Committee in the Plan shall mean the Board.

(b)           Delegation to Committees or Officers.  To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company, or the Committee may delegate to a sub-committee, any or all of the authority and responsibility of the Committee.  If the Board or Committee has made such a delegation, then all references to the Committee in this Plan include such committee, sub-committee or one or more officers to the extent of such delegation.

(c)           No Liability.  No member of the Committee or the Board, and no individual or officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award.  The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

5.           DISCRETIONARY GRANTS OF AWARDS.  Subject to the terms of this Plan, the Committee has full power and authority to: (a) designate from time to time the Participants to receive Awards under this Plan; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares with respect to which an Award relates; and (d) determine any terms and conditions of any Award including but not limited to permitting the delivery to the Company of Shares or the relinquishment of an appropriate number of vested Shares under an exercisable Option in satisfaction of part of all of the exercise price of, or withholding taxes with respect to, an Award.  Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

6.           SHARES RESERVED UNDER THIS PLAN.

(a)           Plan Reserve.  An aggregate of three hundred eighty thousand (380,000) Shares are reserved for issuance under this Plan, all of which may be issued as any form of Award; provided, however, that Awards for a maximum of one hundred seventy-five thousand (175,000) Shares may be granted during the first 12 months following the Effective Date of this Plan.

(b)           Replenishment of Shares Under this Plan.  If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards as determined under subsection (a), including issuance pursuant to incentive stock options.  If Shares are delivered to (or withheld by) the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may be used for new Awards under this Plan as determined under subsection (a), including issuance pursuant to incentive stock options.  If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares may be used for new Awards under this Plan as determined under subsection (a), but excluding issuance pursuant to incentive stock options.

7.           OPTIONS.  Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a)           Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.  Only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

(b)           The number of Shares subject to the Option;

(c)           The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(d)           The terms and conditions of exercise; and

(e)           The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

8.           STOCK APPRECIATION RIGHTS.  Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to:

(a)           The number of Shares to which the SAR relates;

(b)           The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant;

(c)           The terms and conditions of exercise or maturity;

(d)           The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant; and

(e)           Whether the SAR will be settled in cash, Shares or a combination thereof.

9.           PERFORMANCE SHARE AWARDS.  Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Performance Share Award, including but not limited to:

(a)           The number of Shares to which the Performance Share Award relates;

(b)           The terms and conditions of each Award, including, without limitation, the selection of the performance goals that must be achieved for the Participant to realize all or a portion of the benefit provided under the Award; and

(c)           Whether all or a portion of the Shares subject to the Award will be issued to the Participant, without regard to whether the performance goals have been attained, in the event of the Participant’s death, disability, retirement or other circumstance.

10.           RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS.  Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a)           The number of Shares or Restricted Stock Units to which such Award relates;

(b)           The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse;

(c)           Whether all or a portion of the Restricted Shares or Restricted Stock Units will be released from a right of repurchase and/or be paid to the Participant in the event of the Participant’s death, disability, retirement or other circumstance;

(d)           With respect to awards of Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture, right of repurchase and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions;

(e)           With respect to awards of Restricted Stock, whether dividends paid with respect to such Shares will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate; and

(f)           With respect to awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a Share and whether such dividend equivalent units shall be subject to the same terms and conditions as the Award to which they relate.

11.           TRANSFERABILITY.  Except as set forth in Section 15 hereof, each award granted under this plan is not transferable other than by will or the laws of descent and distribution, or to a revocable trust, or as permitted by Rule 701 of the Securities Act.

12.           TERMINATION AND AMENDMENT.

(a)           Term.  Subject to the right of the Board or Committee to terminate the Plan earlier pursuant to Section 12(b), the Plan shall terminate on, and no Awards may be granted after the tenth (10th) anniversary of the Plan’s Effective Date.

(b)           Termination and Amendment.  The Board or Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, provided that:

(i)           the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (a) action of the Board, (b) applicable corporate law, or (c) any other applicable law or rule of a self-regulatory organization;

(ii)           stockholders must approve any of the following amendments:  (a) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 14(a)) or expand the class of individuals eligible to receive an Award to the extent required by the Code, the Company’s bylaws or any other applicable law, (b) any other amendment if required by applicable law or the rules of any self-regulatory organization, or (c) an amendment that would diminish the protections afforded by Section 12(e); provided, that such stockholder approval may be obtained within 12 months of the approval of such amendment by the Board or Committee.

(c)           Amendment, Modification or Cancellation of Awards.  Except as provided in subsection (e) and subject to the restrictions of this Plan, the Committee may modify or amend an Award or waive any restrictions or conditions applicable to an Award (including relating to the exercise, vesting  or payment thereof), and the Committee may modify the terms and conditions applicable to any Award (including the terms of the Plan), and the Committee may cancel any Award, provided that the Participant (or any other person as may then have an interest in such Award as a result of the Participant’s death or the transfer of an Award) must consent in writing if any such action would adversely affect the rights of the Participant (or other interested party) under such Award.  Notwithstanding the foregoing, the Committee need not obtain Participant (or other interested party) consent for the amendment, modification or cancellation of an Award pursuant to the provisions of Section 14(a), or the amendment or modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d)           Survival of Committee Authority and Awards.  Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award, and the authority of the Board or Committee to amend this Plan, shall extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)           Repricing Prohibited.  Notwithstanding anything in this Plan to the contrary, neither the Committee nor any other person may decrease the exercise price of any Option or the grant price of any SAR nor take any action that would result in a deemed decrease of the exercise price or grant price of an Option or SAR under Code Section 409A, after the date of grant, except in accordance with Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations (26 C.F.R.), or in connection with a transaction which is considered the grant of a new Option or SAR for purposes of Section 409A of the Code, provided that the new exercise price or grant price is not less than the Fair Market Value of a Share on the new grant date.

(f)           Foreign Participation.  To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

13.           TAXES.

(a)           Withholding.  In the event the Company or any Affiliate is required to withhold any foreign, federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations.   Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts required to be withheld.  If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the foreign, federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award, or (c) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum foreign, federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge.  If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Company requires.  In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)           No Guarantee of Tax Treatment.  Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor that any Award designated as an incentive stock option within the meaning of Code Section 422 qualifies as such, and neither the Company nor any Affiliate shall indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

14.           ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a)           Adjustment of Shares.  If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Committee determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, in each case, the Committee shall, in such manner as it may deem equitable, adjust any or all of: (w) the number and type of Shares subject to this Plan (including the number and type of Shares that may be issued pursuant to incentive stock options), (x) the number and type of Shares subject to outstanding Awards, (y) the grant, purchase, or exercise price with respect to any Award, and (z) the performance goals established under any Award.

(i)           In any such case, the Committee may also make provision for a cash payment, in an amount determined by the Committee, to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award), effective at such time as the Committee specifies (which may be the time such transaction or event is effective); provided that any such adjustment to an Award that is exempt from Code Section 409A shall be made in a manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof.  However, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.

(ii)           Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control, other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Committee may provide that awards, without limitation, will be assumed by the surviving corporation or its parent, will have the vesting accelerated or will be cancelled with or without consideration, in all cases without the consent of the Participant.

(iii)           Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)           Issuance or Assumption.  Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the cancellation, with or without consideration, issuance, assumption or acceleration of vesting of awards upon such terms and conditions as it may deem appropriate, in all cases without the consent of the Participant.

(c)           Change of Control.  Upon a Change of Control, the Committee may, in its discretion, determine that any or all outstanding Awards held by Participants who are then in the employ or service of the Company or any Affiliate shall vest or be deemed to have been earned in full, and:

(i)           If the successor or surviving corporation (or parent thereof) so agrees, all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control.  If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised or vested immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made.

(ii)           If the provisions of paragraph (i) do not apply, then all outstanding Awards shall be cancelled as of the date of the Change of Control and, at the option of the Committee, may be exchanged for a payment in cash and/or Shares (which may include shares or other securities of any surviving or successor entity or the purchasing entity or any parent thereof) equal to:

(1)           In the case of an Option or SAR, the excess of the Fair Market Value of the Shares on the date of the Change of Control covered by the vested portion of the Option or SAR that has not been exercised over the exercise or grant price of such Shares under the Award;

(2)           In the case of Restricted Stock Units, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of vested units, unless otherwise provided in the Award agreement and subject to the repurchase right set forth in Section 15 hereof; and

(3)           In the case of a Performance Share Award, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of earned Shares.

(d)           Parachute Payment Limitation.

(i)           Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount (defined herein).  For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

(ii)           If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount)  and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice.  If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election.  For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4).  All determinations made by the Company’s auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable.  As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iii)           Except to the extent such payment was made in connection with a Change of Control, as a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder.  In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999.  In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv)           For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the auditors in accordance with Code Section 280G(d)(5).

15.           STOCK TRANSFER RESTRICTIONS.

(a)           Restriction on Transfer of Options.  No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant, or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity.  The Participant may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company, and any such beneficiary may exercise the Participant’s Option in the event of the Participant’s death to the extent provided herein.  If the Participant does not designate a beneficiary, or if the designated beneficiary predeceases the Participant, the legal representative of the Participant may exercise the Option in the event of the Participant’s death to the extent provided herein.  Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the Participant may transfer, without consideration for the transfer, his or her Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(b)           Issued Shares.  No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with the terms of the applicable Award, all applicable securities laws (including, without limitation, the Securities Act and the Exchange Act), and with the terms and conditions of this Section 15.  In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor and the Company, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act).  Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 15 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares.

(c)           Legends.  The Company may cause a legend or legends to be put on any certificates for shares to make appropriate references to any applicable legal restrictions on transfer.

(d)           Adjustments for Changes in Capital Structure.  If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the outstanding Shares of the Company, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 15 shall apply with equal force to additional and/or substitute securities, if any, received by Participant in exchange for, or by virtue of his or her ownership of, Issued Shares.

16.           MISCELLANEOUS.

(a)           Other Terms and Conditions.  The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, subject to any limitations imposed in the Plan.

(b)           Code Section 409A.  The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(c)           Employment or Service.  The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a consultant or director.  Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)           a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

(ii)           a Participant who ceases to be a consultant, advisor or non-employee director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)           a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director of the Company or any Affiliate, or a consultant to the Company or any Affiliate, shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)           a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, with respect to an Award subject to Code Section 409A, a Participant shall be considered to have terminated employment (where termination of employment triggers payment of the Award) upon the date of his separation from service within the meaning of Code Section 409A.

(d)           No Fractional Shares.  No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)           Unfunded Plan.  This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f)           Requirements of Law.  The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.  In such event, the Company may substitute cash for any Share(s) otherwise deliverable hereunder without the consent of the Participant or any other person.

(g)           Governing Law.  This Plan, and all agreements under this Plan, shall be construed in accordance with and governed by the laws of the State of New York, without reference to any conflict of law principles.  Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of New York, New York County.

(h)           Limitations on Actions.  Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)           Construction.   Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.  Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(j)           Severability.  If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

*  *  *  *  *

C E R T I F I C A T I O N

On behalf of the Company, the undersigned hereby certifies that (i) this Urban Hydroponics, Inc. 2012 Equity Incentive Plan has been approved by the Board of Directors and Majority Stockholders of the Company as of April 27, 2012, and (ii) the 2012 Plan Amendment was approved by the Board of Directors on May 28, 2014 and by the Majority Stockholders of the Company on May 31, 2014.

PLACER DEL MAR, LTD.

By:	/s/ Frank Terzo
Name:	Frank Terzo
Title:	President